_AdHocReviewCycleID1974847620_EmailSubjectRevised 8-K and Earnings

         Release_AuthorEmailnfiller@mestek.com_AuthorEmailDisplayNameNick_PreviousAdHocReviewCycleID-1074618642UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-KCURRENT
REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2003

Mestek, Inc.

        (Exact name of registrant as specified in its chapter)

Pennsylvania 1-448 25-0661650 (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.) 260 North Elm Street, Westfield, MA 01085 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (413)-568-9571

      Item 12 — Disclosure of Results of Operations and Financial Condition

On August 14, 2003, Mestek, Inc. (“Mestek”) issued a release setting forth Mestek’s first quarter ended June 30, 2003 earnings.

A copy of Mestek’s release is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.

      Item 7 — Financial Statements and Exhibits

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

         Exhibit Name Description

99 Earnings Release for First

         Fiscal Quarter Ended June 30, 2003

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

<TABLE CELLPADDING=0 CELLSPACING=0 BORDER=0><TR>

MESTEK, INC.

         By /s/ Stephen M. Shea

         Stephen M. SheaSenior
Vice PresidentChief
Financial Officer

Date: August 14, 2003